Exhibit 99.1

INVESTOR

PRESENTATION

FIRST QUARTER 2012

Aspen Insurance Holdings Limited

SAFE HARBOR DISCLOSURE

This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the US Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen’s website at www.aspen.co

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains, written or oral “forward-looking statements” within the meaning of the US federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “continue,” “guidance,” and similar expressions of a future or forward-looking nature.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events and any intervening legislative or governmental action; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers’ credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries’ ratings with Standard & Poor’s (“S&P”), A.M. Best Company, Inc. (“A.M. Best”) or Moody’s Investor Service (“Moody’s”); our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; the persistence of the global financial crisis and the Eurozone debt crisis, changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Bermuda becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the “Risk Factors” section in Aspen’s Annual Report on Form 10-K as filed with the US Securities and Exchange Commission on February 28, 2012. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management’s best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen’s ultimate losses will remain within the stated amounts.

AHL: NYSE

CONTENTS

• Who We Are & What We Do

• The Aspen Approach

• Aspen’s Natural Catastrophe Exposures: Major Peril Zones

• Delivering Strong Investment Returns

• Pro-Active Management of Capital

• Financial Highlights 1Q 2012

• Appendix

• Investment Portfolio

• Eurozone Fixed Income Exposure at March 31, 2012

• Major Loss Summary 1Q 2012

• 2012 Guidance

AHL: NYSE

WHO WE ARE ASPEN GROUP

Bermuda domiciled Specialty Insurer and Reinsurer

Founded 2002; IPO 2003; current market cap $2.0bn(1)

$2.2bn GWP in 2011; $2.3 bn ± 5% GWP in 2012(2)

STRONG BALANCE SHEET

• $3.2bn of shareholders’ equity as at March 31, 2012

• Ratings of A/Stable (S&P), A2/Stable (Moody’s) and A/Stable (A.M. Best)

• Diluted BVPS CAGR of 11.0% over five years to March 31, 2012

• $1.2bn capital returned to shareholders 2003 - 2011

MULTI-PLATFORM APPROACH

• 3 main underwriting locations: London, Bermuda and US

• Branch offices: Paris, Zurich, Cologne, Singapore, Dublin and US

• More than 800 employees in 28 offices across eight countries

WELL DIVERSIFIED PORTFOLIO

• Specialize in providing customized underwriting solutions to clients and brokers across an array of geographies, product and peril

• 54% Reinsurance, 46% Insurance(3)

• 54% Property, 46% Casualty(3)

AHL: NYSE

(1) As at May 1, 2012

(2) Expected full year 2012

(3) Full year 2011

WHAT WE DO

INSURANCE VS. REINSURANCE (1)

PROPERTY VS. CASUALTY (1)

GWP BY “CORE” PLATFORM

GLOBAL FOOTPRINT

2003

23% 77%

• Insurance

• Reinsurance

39% 61%

• Property

• Casualty

94%

• UK

• US

• Bermuda

2011

54% 46%

• Insurance

• Reinsurance

46% 54%

• Property

• Casualty

14% 17% 46% 23%

• UK

• US

• Bermuda

• Others(2)

• 176 employees • 800+ employees

• 4 offices, 3 countries • 28 offices, 8 countries

AHL: NYSE (1) By Gross Written Premium

(2) Europe and The Rest of The World

WHAT WE DO

REINSURANCE: OVERVIEW AND STRATEGY

ASPEN APPROACH:

• 10 underwriting units in 4 divisions

• Established market leader

• Presence in major market hubs enables close proximity to customers

• Deep expertise and understanding of client needs and risks

• Focus on smaller, specialized companies and risks to maintain portfolio diversity

• Focus on clients where reinsurance and reinsurance relationships are a vital part of their business needs

ANALYSIS OF GWP BY BUSINESS LINE (1)

26% 25% 25% 24%

• Property Catastrophe Reinsurance

• Other Property Reinsurance

• Casualty Reinsurance

• Specialty Reinsurance

PROPERTY CATASTROPHE REINSURANCE

• Treaty Catastrophe

OTHER PROPERTY REINSURANCE

• Treaty Risk Excess

• Treaty Pro Rata

• Global Property Facultative

CASUALTY REINSURANCE

• U.S. Casualty Treaty

• International Casualty Treaty

• Global Casualty Facultative

SPECIALTY REINSURANCE

• Credit & Surety Reinsurance

• Agriculture

• Other Specialty

AHL: NYSE (1) Gross Written Premium for the last twelve months through March 31, 2012

THE ASPEN APPROACH

REINSURANCE: 2012 AND BEYOND

Business Key Elements

REINSURANCE

• Continue diversification strategy by product and geography, with a focus on more pronounced growth in emerging markets

• Further development of local market strategy with dedicated teams in:

• Continental Europe (Zurich), Asia (Singapore), Latin America (Miami) and Middle East (London)

• Implementation of cross-selling strategy to drive synergies across Property, Casualty and Specialty Lines

• Hard market strategy

• Provide our underwriters with data and facts to support the argument for improved prices

• Development of specific actions, by product and territory, to achieve more adequate rates

Selective Growth in Exposures We Know and Understand, Subject to Market Conditions

AHL: NYSE

WHAT WE DO

INSURANCE: OVERVIEW AND STRATEGY

ASPEN APPROACH:

• 18 underwriting units in 4 divisions

• Innovative specialist ‘E&S’ type approach to underwriting within Insurance operations

• Strong emphasis on complex risks

• Portfolio of highly differentiated insurance risks

• Divisional focus compliments in-house underwriting expertise

ANALYSIS OF GWP BY BUSINESS LINE (1)

14%

23% 42%

21%

• Marine, Energy and Transportation

• Financial and Professional Lines

• Property Insurance

• Casualty Insurance

MARINE, ENERGY AND TRANSPORTATION

• Marine and Energy Liability

• Energy Physical Damage

• Marine Hull

• Specie

• Aviation

• Inland Marine & Ocean Risks

FINANCIAL AND PROFESSIONAL LINES

• Financial Institutions

• Professional Liability

• Management and Technology Liability

• Financial and Political Risks (includes Kidnap & Ransom)

• US Surety Risks

PROPERTY INSURANCE

• US Property

• US Programs

• UK Property

CASUALTY INSURANCE

• UK Commercial Liability

• Global Excess Casualty

• US Casualty

• Environmental Liability

AHL: NYSE (1) Gross Written Premium for the last twelve months through March 31, 2012

THE ASPEN APPROACH

INSURANCE: 2012 AND BEYOND

Business Key Elements

• Strong leadership

• Established teams – Property, Professional Liability, Management Liability,

Inland Marine/Ocean Cargo, Primary Casualty, Surety, Excess Casualty,

US INSURANCE Environmental Liability, Programs

• Building momentum – teams executing on strategies with all licenses in place

• Round out ‘London Market’ portfolio

• Further development of UK regional platform

• Establishment of foothold in Swiss insurance market

INTERNATIONAL INSURANCE

• Strong demand for Marine, Energy, Political Risk and Kidnap & Ransom

Selective Growth in Exposures We Know and Understand, Subject to Market Conditions

AHL: NYSE

ASPEN’S NATURAL CATASTROPHE EXPOSURES: MAJOR PERIL ZONES

100 year return period as % of total Shareholders’ Equity

US Eastern EQ

1.8%

US Pacific NW EQ

3.8%

European Wind

6.9%

Japan All Perils

8.3%

California EQ

8.8%

US All Wind

14.2%

0% 5% 10% 15% 20%

250 year return period as % of total Shareholders’ Equity

US Eastern EQ

6.6%

US Pacific NW EQ

6.7%

European

Wind

9.4%

Japan All Perils

10.6%

California EQ

10.6%

US All Wind

18.7%

0% 5% 10% 15% 20%

1 in 100 year tolerance: 17.5% of total shareholders’ equity

1 in 250 year tolerance: 25.0% of total shareholders’ equity

AHL: NYSE Source: Aspen analysis using RMS v11 occurrence exceedance probability as at March 31, 2012 and Shareholders’ Equity of $3,210.9 million at March 31, 2012. U.S. Wind is a blend of RMS v11 and AIR v13 weighted 50% for each model.

DELIVERING STRONG INVESTMENT RETURNS

ASPEN’S FIXED INCOME BOOK YIELD vs. 3 YR TREASURY YIELD SINCE 2003

5.5%

5.0%

4.5%

4.0%

3.5% 3.3%

3.0%

2.5%

2.0%

1.5%

1.0%

0.5% 0.5%

0.0%

2003 2004 2005 2006 2007 2008 2009 2010 2011

Aspen FI Book Yield

INVESTMENT PORTFOLIO ASSET CLASS AND SECTOR ALLOCATIONS

Corporate bonds

Agency MBS

Cash and cash equivalents

US governments

Foreign governments

Foreign corporates

Short-term

Agency debentures

Equity

Bonds backed by foreign government

Non-agency CMES

AES

FDIC guaranteed

Municipal bonds

3% 5% 10% 15% 20% 25%

5 YEAR TOTAL RETURN(1) VS. PEERS(2)

0% 5% 10% 15% 20% 25% 30%

1 26.4%

2 25.4%

Aspen 24.9%

4 24.7%

5 22.9%

6 22.6%

7 21.1%

8 20.8%

9 20.5%

10 20.2%

11 19.8%

12 18.4%

13 17.3%

14 16.2%

15 14.6%

$7.7 BILLION AS AT MARCH 31, 2012

Outperformance vs. Peers; Aspen Ranked #3 for 5 Year Total Return

(1) 5 year cumulative performance as at December 31, 2011

AHL: NYSE (2) Peers include ACGL, ALTE, AWH, AXS, ENH, MRH, PRE, PTP, RE, RNR, TRH, VR, XL – VR data not available for 5 years

PRO-ACTIVE MANAGEMENT OF CAPITAL

CAPITAL MANAGEMENT STRATEGY

• Maintain capital at levels that satisfy all regulatory and rating agency requirements as well as internal metrics

• Optimize capital structure; conservatively leverage the balance sheet using high equity content preferred shares

• Issued $160 million 7.250% Perpetual Non-Cumulative Preference Shares in April 2012

• Competitive dividend yield; quarterly dividend increased 13% in 1Q 2012

• Return capital to shareholders

• Continue to monitor trading activity so as to repurchase shares at attractive levels

• Remaining $192 million repurchase authorization

Mar 31, 2012

Pro Forma Mar 31, 2012(1)

Debt/total capital

13.5%

12.9%

Debt and preferred/total capital

23.2%

(1)

26.4%

Capital Requirement Based On Disciplined Risk Management Approach

(1) March 31, 2012 figure pro forma for Aspen’s issuance of 7.250% Perpetual Non- Cumulative Preference Shares with net proceeds of $155 million on April 11, 2012

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FINANCIAL HIGHLIGHTS: 1Q 2012

($ millions, except per share data)

QUARTER ENDED MARCH 31 2012 2011 CHANGE

Gross written premiums 782.1 671.3 16.5%

Net written premiums 633.5 509.6 24.3%

Net earned premiums 495.4 452.4 9.5%

Underwriting income / (loss) incl corp expense 30.5 (220.4) NM

Net investment income 52.4 55.5 (5.6%)

Net income / (loss) after tax 78.7 (152.8) NM

FINANCIAL RATIOS

Loss ratio 57.3% 116.9%

Policy acquisition expense ratio 19.4% 18.0%

General, administrative and corporate expense ratio 17.1% 13.8%

Combined ratio 93.8% 148.7%

Annualized operating ROE(2) 9.2% (24.0%)

Operating EPS(1) 0.88 (2.38)

Diluted book value per share 38.58 36.48 5.8%

NM: Not meaningful

(1) Note: See Aspen’s quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders’ equity, diluted book value per share to basic book value per share in the Investor Relations section of Aspen’s website at www.aspen.co

(2) In this presentation, we present data for return on equity based on average equity including all components of shareholder’ equity other than the aggregate liquidation preference of our preference shares. Previously, we excluded net unrealized investment and foreign exchange gains included in ‘Other Comprehensive Income’ form the definition of average equity for this purpose. This change applies for Net Income ROE and Operating ROE

AHL: NYSE

APPENDIX

INVESTMENT PORTFOLIO BY ASSET TYPE

TOTAL INVESTMENT PORTFOLIO AT MARKET VALUE ($ millions)(1): $7,670.4

CASH, SHORT-TERM SECURITIES AND EQUITY SECURITIES GOVERNMENT / AGENCY STRUCTURED SECURITIES CREDIT SECURITIES

Short-term securities 433.8 US government 935.2 Asset-backed securities 64.0 Corporate bonds 1,747.5

Equity securities 188.1 Agency debentures 333.1 Agency rated mortgage-backed securities (GNMA, FINMA, FHLB) 1,298.1 FDIC guaranteed corporate bonds 63.6

Cash and cash equivalents 1,173.3 Foreign governments 632.4 Non-agency rated commercial mortgage-backed securities 84.6 Foreign corporates 483.5

Investment in Iris Re 33.1 Bonds backed by foreign government 158.5

Municipal bonds 41.6

Q1 2012 1,828.3 Q1 2012 1,900.7 Q1 2012 1,446.7 Q1 2012 2,494.7

Q4 2011 1,754.0 Q4 2011 1,929.8 Q4 2011 1,415.4 Q4 2011 2,475.0

Overall Portfolio Asset Allocations Have Not Changed Significantly During The First Quarter Of 2012

(1) As at March 31, 2012

AHL: NYSE 15

EUROZONE FIXED INCOME EXPOSURE

($ in millions except for percentages)

RATINGS

MARKET MARKET UNREALIZED

COUNTRY AAA AA A BBB VALUE VALUE % PRE-TAX GAIN

Austria - 100% - - 18.1 5.9% 0.3

Belgium - - 100% - 1.3 0.4% 0.2

Finland 100% - - - 11.2 3.6% 0.2

France 9% 77% 13% 1% 103.9 33.6% 3.4

Germany 74% 8% 18% 1% 78.9 25.5% 3.9

Italy - - - 100% 0.7 0.2% -

Luxembourg - - - 100% 1.7 0.6% -

Netherlands 41% 41% 18% - 89.8 29.1% 2.7

Spain - - 20% 80% 3.4 1.1% -

Eurozone Exposures Q1 2012 37% 46% 15% 2% 309.0 100.0% 10.7

• Eurozone exposures consist of sovereigns and high quality corporates with 98% having a rating of

“A” or above, with de minimis exposure to Italian and Spanish corporate bonds

• Eurozone exposure is approximately 4% of Aspen’s aggregate investment portfolio

• Aspen has no exposure to the sovereign debt of Greece, Ireland, Italy, Portugal or Spain

AHL: NYSE Note - Aspen takes the lower of the Moody’s and S&P ratings.

MAJOR LOSS SUMMARY 1Q 2012

MAJOR LOSS SUMMARY AS AT MARCH 31, 2012 ($ millions)

COSTA CONCORDIA US TORNADOES

GROSS LOSSES

Reinsurance 7 20

Insurance 35 1

TOTAL GROSS LOSSES 42 21

NET LOSSES

Reinsurance 7 19

Insurance 24 1

TOTAL NET LOSSES 31 20

Reinsurance reinstatement premiums (1) (2)

TOTAL LOSS 32 18

Less Estimated Tax Credits (5) (1)

TOTAL LOSS NET OF TAX 1Q 2012 27 17

No Net Overall Movement On The Reserves for 2010 and 2011 Catastrophe Events

AHL: NYSE

2012 GUIDANCE

ACTUAL 2011 RESULTS FEBRUARY 7, 2012 GUIDANCE APRIL 25, 2012 UPDATED GUIDANCE

Gross written premiums $2.2 billion $2.3 billion ± 5% $2.3 billion ± 5%

% premium ceded 12% of GEP 10% - 12% of GEP 10% - 12% of GEP

Combined ratio 115.6% 93% - 98% 93% - 98%

Tax rate 26% 8% to 12% 8% to 12%

Catastrophe-load $190 million (assuming normal loss experience) $150 million (assuming normal loss experience)

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